Exhibit 99.3

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 1 Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Mortgage Services, Hubzu® & Technology Services – A Deeper Dive December 3, 2013

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 2 Forward Looking Statements This presentation contains forward-looking statements. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe” and similar expressions. We caution that forward-looking statements are qualified to certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. Factors which could cause actual results to differ materially from these forward looking statements may include, without limitation, general economic conditions, conditions in the markets in which Altisource is engaged, behavior of customers, suppliers and/or competitors, technological developments and regulatory rules. In addition, financial risks such as currency movements, liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive. Altisource disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 3 Break Out Presentations Mortgage Services Hubzu® Technology Joseph A. Davila •Growing and diversifying Mortgage Services revenue •Expanding operating margins of default related services •Accelerating growth in origination related services Eric M. Koenig •Operating in a large market •Expanding our footprint •Accelerating performance Mark J. Hynes •Enabling the marketplaces

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 4 Altisource Mortgage Services Mortgage Services provides services to the Real Estate and Mortgage marketplaces that are typically outsourced by loan servicers, originators and homeowners

Growing and Diversifying Mortgage Services Revenue

Ocwen's Growth

- Homeward, ResCap and OneWest boardings
- Strong acquisition pipeline

New Customers

- Signed contracts with three new clients and 32 Lenders One® members
- In contract negotiations with several others

Customer Referral Capture Rates

- Increasing auction usage
- Expanding brokerage and title coverage
- Selling additional products and services to loan originators

New Service Offerings

- Assisted Short Sales
- Renovation Services
- Rental Property Management
- Direct-to-broker Home Sales

Page | 5

Thinking Ahead. Delivering Today.®

© 2013 Altisource. All rights reserved. Proprietary and Confidential.

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 6 Expanding Operating Margins of Default Related Services Reducing Cost of Goods Increasing Operating Scale –Growing revenue faster than fixed costs .Ocwen portfolio growth .New client wins .Leveraging existing platforms in new businesses –Strategic sourcing to reduce outside vendor costs –Bringing certain 3rd party services in- house at a lower total cost (e.g., title abstracts) Focusing on increasing scale and reducing costs, we have an objective to expand operating margins in our default related businesses to 47% by the end of Q1 2014 –Increasing automation to improve employee efficiency –Conducting Lean programs to reduce waste in processes and improve employee efficiency Employee Costs Vendor Costs

ASPS_TEMPLATE_FOOTER_V3.jpg© 2013 Altisource. All rights reserved. Proprietary and Confidential. Altisource_COLOR_JPG.jpgASPS_TEMPLATE_FOOTER_V3.jpgPage | 7 © 2013 Altisource. All rights reserved. Proprietary and Confidential. Accelerating Growth in Origination Related Services –Facilitating Ocwen’s origination platform growth through access to Lenders One members’ origination volume with Altisource providing the related services –Growing the number of Lenders One members and capturing more of the 15-20 services purchased1 in conjunction with a new loan Greater access to loan products (e.g., developing alternative loan products where Altisource provides the related services) Reducing the cost to produce a loan (e.g., lower priced services and services bundles) Streamlining the ordering, delivery and payment of services through technology integration (longer term) Leveraging our relationships with Lenders One members and Ocwen, we are well positioned to grow 1 Internal estimates

ASPS_TEMPLATE_FOOTER_V3.jpg© 2013 Altisource. All rights reserved. Proprietary and Confidential. Altisource_COLOR_JPG.jpgASPS_TEMPLATE_FOOTER_V3.jpgPage | 8 © 2013 Altisource. All rights reserved. Proprietary and Confidential. Accelerating Growth in Origination Related Services 179 214 241 250 5.8% 9.1% 10.7% 12.6% 2010 2011 2012 Q3'13 Lenders One Members U.S. Originations Market Share (%)1 Leveraging our relationships with Lenders One members and Ocwen, we are well positioned to grow 1 U.S. Originations Market estimate – Mortgage Bankers Association Signed Service Agreements: 80 158 190

ASPS_TEMPLATE_FOOTER_V3.jpgAltisource_COLOR_JPG.jpg© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 9 Page | 9 Hubzu - Who we are Hubzu is a pioneering real estate marketplace that lets buyers, sellers and their agents transact in a fresh new way. Searching, listing, offering and negotiating – do it all online. Screenshot 2013-11-20 10.18.35.pngScreenshot 2013-11-20 10.18.16.pngHubzu Professional Edge allows brokers and agents to streamline their businesses through efficiencies, reduced costs and instant access to more qualified buyers Hubzu Institutional Solutions provides institutions with turnkey nationwide sales and accelerated value capture through the Auction Engine and Hubzu Marketplace

ASPS_TEMPLATE_FOOTER_V3.jpgAltisource_COLOR_JPG.jpg© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 10 Page | 10 Operating in a Large Market •Over 5 million residential home sales1 •Over $1.3 trillion homes sold2 •Roughly $42 billion of real estate commissions3 •89% of homes listed with a licensed real estate professional4 •85% of homes sold are non-distressed5 1 National Association of REALTORS® (“NAR”) 2013 Market Forecast 2 Hubzu Internal Analysis 3 REAL Trends Inc. 4 National Association of REALTORS®. 2013 Profile of Home Buyers and Sellers 5 National Association of REALTORS®. (November 2013). October Existing-Home Sales Cool but Low Inventory Drives Prices [Press Release]

ASPS_TEMPLATE_FOOTER_V3.jpgAltisource_COLOR_JPG.jpg© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 11 Page | 11 Expanding our Footprint Retail Brokerage Institutional Product Line Extensions •Over 130k registered licensed real-estate professionals on Hubzu •Launched retail brokerage online sales product •Equator acquisition provides access to over 450k real estate agents •Contracted with 4 institutions, in negotiations with 4 others •On-boarded and started marketing initial assets in Q4 2013 •Equator acquisition provides access to large servicers •Short sale program •Anticipate launching trustee sales in Q1 2014 •Anticipate launching rental properties in coming year Marketplace Growth •Title insurance for sold homes •Mortgage leads to Lenders One and Ocwen •Buy-side brokerage leads on REO assets

ASPS_TEMPLATE_FOOTER_V3.jpgAltisource_COLOR_JPG.jpg© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 12 Page | 12 Accelerating Performance .Sourced 40% of current listings from retail brokers Doubled shoppers since Q3 2012 Increased active auctions on market by 250% year-to-date Increased product velocity 3x through adoption of lean-agile

ASPS_TEMPLATE_FOOTER_V3.jpgAltisource_COLOR_JPG.jpg© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 13 Enabling the Marketplaces Enterprise Software Platforms Marketplace Transaction Platforms Business process management software that automates workflows, ensures compliance and connects with trusted vendor marketplaces •REALServicing® •Equator EQ Platform •REALValuationTM •REALSynergy® •REALUnderwritingTM Fully integrated vendor management and order, payment and document processing platforms that connect and automate transactions with Altisource’s managed vendor communities •REALTrans® •REALRemit® •REALDoc® Deliver a fully-integrated set of next-generation software platforms that provide participants with trusted and efficient marketplaces for conducting mortgage and real estate transactions

ASPS_TEMPLATE_FOOTER_V3.jpgAltisource_COLOR_JPG.jpg© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 14 Technology Services Design Tenets –Highly scalable –Built-in compliance management and enforcement –Built on Business Process Management framework for automation –Unified data architecture –Dynamic web user interfaces, mobile-enabled –Designed on modern technology architecture to enable: Rapid business process changes .Full audit and access controls High availability and redundancy Rapid integrations Efficient deployment and total cost of ownership

ASPS_TEMPLATE_FOOTER_V3.jpg© 2013 Altisource. All rights reserved. Proprietary and Confidential. Altisource_COLOR_JPG.jpgASPS_TEMPLATE_FOOTER_V3.jpgPage | 15 © 2013 Altisource. All rights reserved. Proprietary and Confidential. About Altisource We are a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries offering both distribution and content. We leverage proprietary business process, vendor and electronic payment management software and behavioral science based analytics to improve outcomes for marketplace participants. Contact Information All Investor Relations inquiries should be sent to: shareholders@altisource.lu Investor Relations Information Exchange NASDAQ Global Select Ticker ASPS Headquarters Luxembourg Employees More than 7,600